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                                    EXHIBIT A

                                    AGREEMENT

                          JOINT FILING OF SCHEDULE 13G

                  The undersigned hereby agree to jointly prepare and file with regulatory authorities a Schedule 13G and any future amendments thereto reporting each of the undersigned's ownership of securities of U.S. Wireless Data, Inc. and hereby affirm that such Schedule 13G is being filed on behalf of each of the undersigned.


Dated:  January 14, 2002            /s/ Jay R. Petschek
                                    ---------------------
                                    Jay R. Petschek


Dated:  January 14, 2002   Corsair Capital Partners, L.P.

                                    By: /s/ Jay R. Petschek
                                        ---------------------
                                        Jay R. Petschek
                                        General Partner


Dated:  January 14, 2002   Corsair Capital Partners II, L.P.

                                    By: Corsair Managing Partners,
                                        General Partner

                                          By: Corsair Management Company, Inc.,
                                              a general partner

                                                By: /s/ Jay R. Petschek
                                                    ---------------------
                                                    Jay R. Petschek
                                                    President


Dated:  January 14, 2002   Corsair Management Company, Inc.

                                    By: /s/ Jay R. Petschek
                                        ---------------------
                                        Jay R. Petschek
                                        President


Dated:  January 14, 2002   Corsair Managing Partners

                                    By: Corsair Management Company, Inc.,
                                    a general partner

                                          By: /s/ Jay R. Petschek
                                              ---------------------
                                              Jay R. Petschek
                                              President